Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (“MLPs”) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange, the NASDAQ and the American Stock Exchange. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources, and real estate.
Tortoise Energy Infrastructure Corporation’s Investment Objective: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation—accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and

•	Access to direct placements and other investments not available through the public markets. ·

October 25, 2005
Dear Fellow Stockholders,
We are pleased to submit to you our report for Tortoise Energy Infrastructure Corporation for the quarter ended August 31, 2005. As of quarter end, total assets of Tortoise Energy were approximately $746.8 million.
Tortoise Energy paid its third dividend for fiscal year 2005 of $0.45 per share to stockholders on September 1, 2005. This represents the third consecutive dividend increase since our full dividend of $0.43 per share last December, the first dividend to reflect full investment of IPO proceeds. This increase was due to the successful investment of proceeds from the preferred shares offering, and continued growth in the distributions we received from MLPs. We continue to expect that a significant portion of dividends paid in 2005 will be treated as return of capital for income tax purposes.
Calculation of Distributable Cash Flow (“DCF”)(1)

	Q4 2004	Q1 2005	Q2 2005	Q3 2005

Distributions received from MLPs	$7,273,590	$7,642,832	$8,546,046	$9,863,994
Plus: Stock dividend	633,690	1,001,416	1,050,924	1,153,584
Interest and dividend income	237,239	297,857	346,928	258,301

Total from investments	$8,144,519	$8,942,105	$9,943,898	$11,275,879
Net operating expenses(2)	(2,468,641)	(2,478,064)	(3,414,882)	(3,962,423)

Distributable cash flow	$5,675,878	$6,464,041	$6,529,016	$7,313,456

Shares outstanding	12,684,154	14,744,095	14,787,324	14,831,611
Dividend per share	$0.43	$0.44	$0.445	$0.45
Dividend as a % of DCF	96.1%	100.4%	100.8%	91.3%

(1)	For complete financial information, refer to the financial statements and footnotes included in this report.

(2)	Current and anticipated operating expenses for the period, including leverage costs, less the expense reimbursement and waiver from the adviser.
Investment Review
Tortoise Energy was particularly active in the direct placement market this quarter, closing four investments totaling $46 million. Direct placements account for approximately 40% of the funds invested to date. We are fully invested as of this report.
MLP Overview and Investment Outlook
For the quarter ended August 31, 2005, the MLP sector once again outperformed the S&P 500 Index. The success of the sector has been driven by the ability of MLP companies to continue to increase their quarterly distributions due to organic growth and accretive acquisitions.

In August, President Bush signed the Energy Policy Act of 2005. The bill, which is the first broad overhaul of energy policies in 13 years, will create more incentives to:
•	Develop domestic oil and gas production;

•	Encourage importation of liquefied natural gas; and

•	Advance coal burning technology.
We believe the net effect of this legislation will be positive for investors in MLPs, and especially the infrastructure sector in which we invest.
We do not expect recent hurricane activity in the Gulf of Mexico to adversely affect the distributions to investors or diminish the long-term growth prospects of the industry. Hurricane activity has, however, highlighted the sensitive balance between supply and demand that exists today in the U.S., underscoring the need for significant energy infrastructure investment to deliver additional supplies from areas in and outside the Gulf of Mexico. It is our belief that MLPs are likely to play a key role in the development of these areas.
In Conclusion
With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe Tortoise Energy is well positioned to deliver Yield, Growth and Quality to its stockholders. We will communicate with you regularly through quarterly reports, conference calls and press releases. In addition, we invite you to visit our website at www.tortoiseenergy.com for the latest updates.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
..Steady Wins™

Summary Financial Information

Period Ended
August 31, 2005
Market value per share	$32.10
Net asset value per share	29.16
Total net assets	432,552,735
Unrealized appreciation on investments before deferred taxes	100,358,796
After taxes	60,518,987
Net investment loss	(2,118,513)
Total realized gain	2,415,545
Total return (based on market value)	24.29%
Ratio of expenses to average net assets(1)	2.60%
Ratio of expenses to average net assets, excluding interest and auction agent fees(2)	1.47%

(1)	Annualized. Represents expenses, after fee reimbursement.

(2)	Annualized. Represents expenses, after fee reimbursement, excluding interest and auction agent fees.

Allocation of Portfolio Assets
August 31, 2005
(Percentages based on total investment portfolio)

Schedule of Investments (Unaudited)

	August 31,2005
	Shares	Value

Common Stock—0.84%+
Natural Gas Gathering/Processing—0.84%+
Crosstex Energy, Inc. (Cost $2,280,917)	56,536	$3,626,137

Master Limited Partnerships—165.96%+
Coal—1.89%+
Natural Resource Partners, L.P.	132,800	8,167,200

Crude/Refined Products Pipelines—99.14%+
Buckeye Partners, L.P.	631,682	29,846,974
Enbridge Energy Partners, L.P.	920,500	49,651,770
Holly Energy Partners, L.P.	427,070	17,915,587
Kinder Morgan Management, LLC#	1,413,286	67,244,148
Magellan Midstream Partners, L.P.	1,683,274	55,548,042
Magellan Midstream Partners, L.P.^	521,739	15,975,648
Pacific Energy Partners, L.P.	656,500	21,520,070
Plains All American Pipeline, L.P.	1,280,955	60,012,742
Sunoco Logistics Partners, L.P.	934,625	36,319,527
TEPPCO Partners, L.P.	812,745	33,615,133
Valero, L.P.	709,874	41,193,988

		428,843,629

Natural Gas/Natural Gas Liquid Pipelines—14.61%+
Enterprise GP Holdings, L.P.	71,400	2,277,660
Enterprise Products Partners, L.P.	1,852,300	44,973,844
Enterprise Products Partners, L.P.^	396,640	9,003,728
Northern Border Partners, L.P.	144,600	6,919,110

		63,174,342

Natural Gas Gathering/Processing—31.75%+
Copano Energy, LLC	91,950	3,631,106
Copano Energy, LLC^	117,639	4,552,629
Copano Energy, LLC—Class B^	414,062	15,614,278
Crosstex Energy L.P.^	160,009	6,070,741
Energy Transfer Partners, L.P.	1,804,600	66,752,154
Hiland Partners, L.P.	36,548	1,407,098
Markwest Energy Partners, L.P.	226,100	11,282,390
Markwest Energy Partners, L.P.^	579,710	26,469,559
Williams Partners, L.P.	59,750	1,552,305

		137,332,260

Schedule of Investments (Unaudited)
(Continued)

	August 31, 2005
	Shares	Value

Shipping—5.46%+
K-Sea Transportation Partners, L.P.	71,300	$2,855,565
K-Sea Transportation Partners, L.P.^	500,000	18,635,000
Teekay LNG Partners, L.P.	67,200	2,140,320

		23,630,885

Propane Distribution—13.11%+
Inergy, L.P.	1,767,979	52,632,735
Inergy, L.P. ^	82,655	2,180,439
Inergy Holdings, L.P.	61,761	1,912,121

		56,725,295

Total Master Limited Partnerships (Cost $540,275,045)		717,873,611

	Principal
Promissory Notes—1.51%+	Amount

Shipping—1.51%+
E.W. Transportation, LLC—Unregistered, 8.48%, Due 03/31/2009 (Cost $6,533,999)^@	$6,610,864	6,533,999

Short-Term Investments—2.27% +	Shares

First American Prime Obligations Money Market Fund—Class Z (Cost $9,793,529)*	9,793,529	9,793,529

Total Investments—170.58%+(Cost $558,883,490)		737,827,276
Auction Rate Senior Notes—(38.15%)+		(165,000,000)
Interest Rate Swap Contracts—(0.29%)+
$165,000,000 notional—Unrealized Depreciation		(1,248,872)

Liabilities in Excess of Other Assets—(15.96%)+		(69,025,669)

Preferred Shares at Redemption Value—(16.18%)+		(70,000,000)

Total Net Assets Applicable to Common Stockholders—100.00%+		$432,552,735

Footnotes and Abbreviations

+	Calculated as a percentage of net assets applicable to common stockholders.

^	Fair valued securities represent a total market value of $105,036,021 which represents 24.28% of net assets. These securities are deemed to be restricted; see note 6 for further disclosure.

#	Security distributions are paid in kind.

@	Security is a variable rate instrument. Interest rate is as of August 31, 2005.

*	All or a portion of the security is segregated as collateral for the unrealized depreciation on interest rate swap contracts.
See Accompanying Notes to the Financial Statements.

Statement of Assets & Liabilities (Unaudited)

August 31, 2005
Assets
Investments at value (Cost $558,883,490)	$737,827,276
Cash	6,104,571
Receivable for Adviser reimbursement	285,848
Interest and dividend receivable	58,121
Prepaid expenses and other assets	2,521,610

Total assets	746,797,426

Liabilities
Payable to Adviser	1,180,677
Dividend payable on common shares	6,674,225
Dividend payable on preferred shares	112,633
Accrued expenses and other liabilities	706,693
Unrealized depreciation on interest rate swap contracts	1,248,872
Deferred tax liability	69,321,591
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000

Total liabilities	244,244,691

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$432,552,735

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,831,611 shares issued and outstanding (100,000,000 shares authorized)	$14,832
Additional paid-in capital	324,130,057
Accumulated net investment loss, net of deferred tax benefit	(2,361,801)
Undistributed realized gain, net of deferred tax expense	2,381,518
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	108,388,129

Net assets applicable to common stockholders	$432,552,735

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$29.16

See Accompanying Notes to the Financial Statements.

Statement of Operations (Unaudited)

Nine Months
Ended
August 31, 2005
Investment Income
Distributions received from master limited partnerships	$26,052,873
Less: return of capital on distributions	(22,376,906)

Distribution income from master limited partnerships	3,675,967
Dividends from money market mutual funds	415,745
Interest	487,341

Total Investment Income	4,579,053

Expenses
Advisory fees	4,624,554
Professional fees	302,565
Administrator fees	320,014
Directors’ fees	60,647
Custodian fees and expenses	51,313
Reports to stockholders	130,528
Registration fees	36,645
Fund accounting fees	45,872
Stock transfer agent fees	9,080
Other expenses	96,635

Total Expenses before Interest Expense and Auction Agent Fees	5,677,853

Interest expense on auction rate senior notes	3,192,178
Auction agent fees	300,523

3,492,701

Total Expenses	9,170,554

Less expense reimbursement by Adviser	(1,119,629)

Net Expenses	8,050,925

Net Investment Loss, before Deferred Tax Benefit	(3,471,872)
Deferred tax benefit	1,353,359

Net Investment Loss	(2,118,513)

Statement of Operations (Unaudited)
(Continued)

Nine Months
Ended August 31,
2005
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	$4,769,035
Net realized loss on interest rate swap settlements	(808,025)

Net realized gain, before deferred tax expense	3,961,010
Deferred tax expense	(1,545,465)

Net realized gain on investments and interest rate swap settlements	2,415,545

Net unrealized appreciation of investments	100,358,796
Net unrealized depreciation of interest rate swap contracts	(1,040,342)

Net unrealized gain, before deferred tax expense	99,318,454
Deferred tax expense	(38,799,467)

Net unrealized appreciation of investments and interest rate swap contracts	60,518,987

Net Realized and Unrealized Gain on Investments	62,934,532

Dividends to Preferred Stockholders	(971,186)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$59,844,833

See Accompanying Notes to the Financial Statements.

Statement of Changes in Net Assets

		Period from
	Nine Months	February 27, 2004(1)
	Ended	through
	August 31, 2005	November 30, 2004
	(Unaudited)
Operations
Net investment loss	$(2,118,513)	$(243,288)
Net realized gain (loss) on investments and interest rate swap settlements	2,415,545	(34,027)
Net unrealized appreciation of investments and interest rate swap contracts	60,518,987	47,869,142
Dividends to preferred stockholders	(971,186)	(152,568)

Net increase in net assets applicable to common stockholders resulting from operations	59,844,833	47,439,259

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(19,742,039)	(12,278,078)

Total dividends to common stockholders	(19,742,039)	(12,278,078)

Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares	—	275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	40,000,000
Proceeds from secondary offering of 1,755,027 common shares	47,999,988	—
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters of the secondary offering	7,199,997	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(2,443,688)	(14,705,165)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	(419,335)	(725,000)
Issuance of 129,176 and 61,107 common shares from reinvestment of dividend distributions to stockholders, respectively	3,560,436	1,453,105

Net increase in net assets, applicable to common stockholders, from capital share transactions	55,897,398	301,022,940

Total increase in net assets applicable to common stockholders	96,000,192	336,184,121
Net Assets
Beginning of period	336,552,543	368,422

End of period	$432,552,735	$336,552,543

Accumulated net investment loss, net of deferred tax benefit, at the end of period	$(2,361,801)	$(243,288)

(1)	Commencement of Operations.
See Accompanying Notes to the Financial Statements.

Statement of Cash Flows (Unaudited)

Nine Months
Ended
August 31, 2005
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$26,052,873
Interest and dividend income received	854,203
Purchases of long-term investments	(158,164,991)
Proceeds from sale of long-term investments	22,258,158
Net purchases of short-term investments	(6,584,203)
Payments for interest rate swap contracts	(808,025)
Interest expense paid	(3,485,191)
Commitment fee received	99,999
Operating expenses paid	(4,385,400)

Net cash used in operating activities	(124,162,577)

Cash Flows from Financing Activities
Issuance of common stock	55,199,985
Issuance of preferred stock	35,000,000
Issuance of auction rate senior notes payable	55,000,000
Common and preferred stock issuance costs	(2,544,975)
Debt issuance costs	(804,099)
Dividends paid to preferred stockholders	(901,039)
Dividends paid to common stockholders	(14,961,564)

Net cash provided by financing activities	125,988,308

Net increase in cash	1,825,731
Cash—beginning of period	4,278,840

Cash—end of period	$6,104,571

Statement of Cash Flows (Unaudited)
(Continued)

Nine Months
Ended
August 31, 2005
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$59,844,833
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments, net of return of capital adjustments	(135,788,085)
Proceeds from sales of long-term investments	22,258,158
Purchases of short-term investments, net	(6,584,203)
Deferred income taxes	38,991,573
Net unrealized appreciation on investments and interest rate swap contracts	(99,318,454)
Realized gains on investments and interest rate swap settlements	(3,961,010)
Accretion of discount on investments	(14,793)
Amortization of debt issuance costs	36,965
Dividends to preferred stockholders	971,186
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(34,090)
Increase in prepaid expenses and other assets	(668,889)
Increase in payable to Adviser, net of expense reimbursement	(321,531)
Increase in accrued expenses and other liabilities	425,763

Total adjustments	(184,007,410)

Net cash used in operating activities	$(124,162,577)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$3,560,436

See Accompanying Notes to the Financial Statements.

     Financial Highlights

		Period from
	Nine Months	February 27, 2004(1)
	Ended	through
	August 31, 2005	November 30, 2004
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.53	$—
Public offering price	—	25.00
Underwriting discounts and offering costs on initial public offering	—	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	(0.03)	(0.06)
Premiums and underwriting discounts and offering costs on secondary offering(7)	—	—
Income (loss) from Investment Operations:
Net investment loss(8)	(0.13)	(0.03)
Net realized and unrealized gain on investments(8)	4.20	3.77

Total increase from investment operations	4.07	3.74

Less Dividends to Preferred Stockholders:
Net investment income	—	—
Return of capital	(0.07)	(0.01)

Total dividends to preferred stockholders	(0.07)	(0.01)

Less Dividends to Common Stockholders:
Net investment income	—	—
Return of capital	(1.34)	(0.97)

Total dividends to common stockholders	(1.34)	(0.97)

Net Asset Value, end of period	$29.16	$26.53

Per common share market value, end of period	$32.10	$27.06
Total Investment Return Based on Market Value(3)	24.29%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$432,553	$336,553
Ratio of expenses to average net assets before waiver(4)(6)(9)	2.96%	2.01%
Ratio of expenses to average net assets after waiver(4)(6)(9)	2.60%	1.73%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets before waiver(4)(6)(9)	2.96%	1.90%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets after waiver(4)(6)(9)	2.60%	1.62%
Ratio of net investment loss to average net assets before waiver(4)(6)	(1.04)%	(0.45)%
Ratio of net investment loss to average net assets after waiver(4)(6)	(0.68)%	(0.17)%
Portfolio turnover rate	3.62%	1.39%

     Financial Highlights

		Period from
	Nine Months	February 27, 2004(1)
	Ended	through
	August 31, 2005	November 30, 2004
	(Unaudited)
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000	$110,000
Tortoise Preferred Shares, end of period (000’s)	$70,000	$35,000
Per common share amount of auction rate senior notes outstanding at end of period	$11.12	$8.67
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$40.28	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$4,046	$4,378
Series B	$4,046	$4,378
Series C	$4,046	$—
Asset coverage, per $25,000 liquidation value per share of preferred shares	$179,483	$265,395
Asset coverage ratio of auction rate senior notes(5)	405%	438%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes and MMP shares at the end of the period divided by Auction rate senior notes outstanding at the end of the period.

(6)	The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.

(7)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the period ending August 31, 2005.

(8)	The ratios for the period ended November 30, 2004 do not reflect the change in estimate of investment income and return of capital. See Note 2.

(9)	The ratios of expenses to average net assets do not include deferred income taxes. Had deferred income taxes been included, the expense ratios would have been as follows:

	2005	2004
Ratio of expenses to average net assets before waiver	2.52%	1.94%
Ratio of expenses to average net assets after waiver	2.16%	1.66%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets before waiver	2.52%	1.83%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets after waiver	2.16%	1.55%

Notes to Financial Statements (Unaudited)
August 31, 2005
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 30% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.
For the period from February 27, 2004 (commencement of operations) through November 30, 2004, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. Previously, the Company had estimated approximately 18% as investment income and approximately 82% as return of capital.
Subsequent to November 30, 2004, the Company adjusted the amount of investment income and return of capital it recognized based on the 2004 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2.2 million ($1.3 million net of deferred tax benefit), and corresponding increase in unrealized appreciation of investments for the period from December 1, 2004 through August 31, 2005. The reclassification is reflected in the accompanying financial statements.
D. Dividends to Shareholders
Dividends to common shareholders are recorded on the ex-dividend date. The character of dividends to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the periods ended August 31, 2005 and November 30, 2004, the Company’s dividend, for book purposes, was comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the period ended November 30, 2004, for tax purposes, the Company determined the current dividend to common shareholders is also comprised of 100% return of capital.
Dividends to preferred shareholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent

Notes To Financial Statements (Unaudited)
(Continued)
28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
F. Organizational Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.
G. Derivative Financial Instruments
The Company uses interest rate swap contracts to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company will not invest more than 10% of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

Notes to Financial Statements (Unaudited)
(Continued)
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2005 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$7,133,234
Organization costs	67,898

7,201,132

Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	69,301,017
Basis reduction of investment in MLPs	7,221,706

76,522,723

Total net deferred tax liability	$69,321,591

For the period from December 1, 2004 to August 31, 2005, the components of income tax expense include $34,992,437 and $3,999,136 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the fiscal year ended November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ending November 30, 2024.
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate	$34,932,657
State income taxes, net of federal tax benefit	3,992,304
Other, net	66,612

Total	$38,991,573

At August 31, 2005, the cost basis of investments for federal income tax purposes was $540,366,295 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$197,460,981
Gross unrealized depreciation	—

Net unrealized appreciation	$197,460,981

Notes to Financial Statements (Unaudited)
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, acquisition costs, value per unit of such securities and percent of net assets which the securities comprise.

						Percent of Net
Partnership	Security	Number of Units	Acquisition Date	Acquisition Cost	Value Per Unit	Assets
K-Sea Transportation Partners, L.P.	Common Units	500,000	06/01/05	$16,080,000	$37.27	4.3%
Magellan Midstream Partners, L.P.	Subordinated Units	521,739	04/13/05	14,999,996	30.62	3.7
Enterprise Products Partners, L.P.	Common Units	396,640	07/22/05	10,000,000	22.70	2.1
Copano Energy, LLC	Common Units	117,639	08/01/05	3,385,650	38.70	1.1
Copano Energy, LLC	Class B Units	414,062	08/01/05	11,614,439	37.71	3.6
Crosstex Energy, L.P.	Subordinated Units	160,009	06/24/05	5,350,004	37.94	1.4
Markwest Energy Partners, L.P.	Common Units	579,710	07/30/04	20,199,995	45.66	6.1
Inergy, L.P.	Subordinated Units	82,655	09/14/04-02/04/05	2,232,123	26.38	0.5

				$83,862,207		22.8%

The table below shows the principal amount, acquisition date, acquisition cost, value and percent of net assets which the security comprises.

						Percent
		Principal	Acquisition	Acquisition		of Net
Company	Security	Amount	Date	Cost	Value	Assets
	Promissory
E.W. Transportation, LLC	Note	$6,610,864	05/03/04	$8,569,500	$6,533,999	1.5%
7. Investment Transactions
For the period ended August 31, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $158,164,991 and $22,258,158 (excluding short-term debt securities and interest rate swaps), respectively.

Notes to Financial Statements (Unaudited)
(Continued)
8. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of August 31, 2005 were 3.80%, 3.85%, and 3.80%, respectively. The weighted average interest rates for Series A and Series B for the period from December 1, 2004 through August 31, 2005, were 3.17% and 3.20%, respectively. The weighted average interest rate for Series C for the period from April 11, 2005 through August 31, 2005 was 3.50%. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes will not be listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

Notes to Financial Statements (Unaudited)
(Continued)
9. Preferred Shares
The Company has 7,500 authorized preferred shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of August 31, 2005 were 3.90% and 3.95%, respectively. The weighted average dividend rate for MMP shares for the period from December 1, 2004 through August 31, 2005 was 3.30%. The weighted average dividend rate for MMP II shares for the period from July 11, 2005 through August 31, 2005 was 3.79%. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The MMP and MMP II Shares are redeemable in certain circumstances at the option of the Company. The MMP and MMP II Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

Notes to Financial Statements (Unaudited)
(Continued)
10. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of August 31, 2005, were as follows:

			Fixed Rate		Unrealized
	Maturity	Notional	Paid by the	Floating Rate Received	Appreciation/
Counterparty	Date	Amount	Company	by the Company	(Depreciation)
U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$586,919
U.S. Bank, N.A.*	7/10/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	(701,449)
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	(47,865)
U.S. Bank, N.A.*	7/17/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	(59,795)
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	(1,026,682)

					$(1,248,872)

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.

Notes to Financial Statements (Unaudited)
(Continued)
11. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,831,611 shares outstanding at August 31, 2005. Transactions in common shares for the period February 27, 2004 to November 30, 2004 and from December 1, 2004 to August 31, 2005 were as follows:

Shares at February 27, 2004	23,047
Shares sold through initial public offering and exercise of over allotment options	12,600,000
Shares issued through reinvestment of dividends	61,107

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of over allotment options	2,018,281
Shares issued through reinvestment of dividends	129,176

Shares at August 31, 2005	14,831,611

12. Subsequent Events
On September 1, 2005, the Company paid a dividend in the amount of $0.45 per share, for a total of $6,674,225. Of this total, the dividend reinvestment amounted to $1,019,757.

Additional Information (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s actual results are the performance of the portfolio of investments held by Tortoise Energy Infrastructure Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy Infrastructure Corporation will trade in the public markets and other factors discussed in Tortoise Energy Infrastructure Corporation’s periodic filings with the U.S. Securities and Exchange Commission.
Proxy Voting Policies
A description of the policies and procedures that Tortoise Energy uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Energy and information regarding how Tortoise Energy voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i.e., without charge, upon request) (i) by calling Tortoise Energy at (913) 981-1020 or toll-free at 1-888-728-8784; and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at 1-888-728-8784 or by visiting the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commission’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
p: (913) 981-1020
f: (913) 981-1021
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure
Corporation

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle Street
Chicago, IL 60602
CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, MO 64105

TOLL FREE TELEPHONE NUMBER
1-888-728-8784

WEBSITE
www.tortoiseenergy.com

CORPORATE ADDRESS
Tortoise Energy Infrastructure Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(913) 981-1020

STOCK SYMBOL
Listed NYSE Symbol:

STOCKHOLDER COMMUNICATION
AND ASSISTANCE
(913) 981-1020
www.tortoiseenergy.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.